Arca U.S. Treasury Fund

(the “Fund”)

Supplement dated March 2, 2021 to

the Prospectus and Statement of Additional Information (“SAI”), each dated July 6, 2020

Effective March 2, 2021, the Fund’s Prospectus and SAI are amended as follows:

Change in Distributor for the Fund

All references to Ceros Financial Services, Inc. and the address thereof are hereby deleted and replaced by UMB Distribution Services, LLC, 235 W. Galena St., Milwaukee, Wisconsin 53212.

The paragraph titled “Distributor” in the Prospectus Summary is hereby deleted and replaced with the following:

The Fund’s Distributor, UMB Distribution Services, Inc. is registered with the SEC as a broker-dealer and is a member of FINRA. Pursuant to a distribution agreement with the Fund, the Distributor will be entitled to receive a distribution fee for its services.

The paragraph titled “Distributor” under the heading "OTHER INFORMATION" in the SAI is hereby deleted and replaced with the following:

UMB Distribution Services, LLC, a Wisconsin limited liability company, serves as the principal underwriter (the "Distributor") for the Fund. The Distributor is registered with the SEC as a broker-dealer and is a member of FINRA. Pursuant to a distribution agreement with the Fund, the Distributor is entitled to receive a distribution fee for its services. The Distributor has its principal business offices at 235 W. Galena St., Milwaukee, Wisconsin 53212.

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Please retain this supplement for future reference.